SUPPLEMENT DATED NOVEMBER 8, 2024
To the following variable annuity prospectuses:
Allianz Index Advantage+®
Allianz Index Advantage+ NF®
Allianz Index Advantage+ Income®
Allianz Index Advantage Income ADV®
Dated October 29, 2024

ISSUED BY
Allianz Life Insurance Company of North America and Allianz Life Variable Account B
This supplement updates certain information contained in the prospectus and should be attached to the prospectus and retained for future reference.

The following applies to Contracts issued in Virginia on or after November 11, 2024.

The following allocation options are now available in Virginia:

•	The Index Dual Precision Strategy 3-year Term with 10% and 20% Buffers; and
•	The Index Dual Precision Strategy 6-year Term with 10% and 20% Buffers.

As a result, the Material Contract Variations by State and Issue Date appendix is revised to indicate that these allocation options are now available in Virginia as stated above.

PRO-006-1024
(IXAP-003, INFP-003, IAIP-003, IAI-003-ADV)